Exhibit 99.1

Lands' End Board Authorizes $100 million sharE repurchase Program

DODGEVILLE, Wis., April 1, 2026 (GLOBE NEWSWIRE) -- Lands’ End, Inc. (NASDAQ: LE) announced today that its Board of Directors has authorized the repurchase of up to $100 million of the Company’s common stock from April 1, 2026 through March 31, 2029. Under the program, the Company may purchase its shares from time to time in the open market, in privately negotiated transactions, or by other means in accordance with federal securities laws.

“This share repurchase authorization demonstrates the Board and management team’s strong belief in our strategy and the path ahead to deliver compelling shareholder value. Built on the strength of our operations, and with the recent creation of our intellectual property joint venture with WHP Global, Lands’ End is well positioned to deliver for our shareholders and other stakeholders,” said Bernard McCracken, Chief Financial Officer. “By using the proceeds from our transaction with WHP Global to repay our term loan debt in full, we materially reduced our interest expense and significantly improved our balance sheet. From that balance sheet strength, and with this authorization in place, we have greater optionality and flexibility to evaluate and execute on opportunities to enhance shareholder value, including returning capital to shareholders.”

The Company expects that purchases will be funded through existing cash on hand, cash from operations, distributions from the joint venture, borrowings under its asset-based senior secured credit facility or a combination of the foregoing. The amount and timing of the purchases will depend on a number of factors including the price and availability of the Company’s shares, trading volume and general market conditions. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The share repurchase program may be suspended or discontinued at any time.

Under the Company’s prior share repurchase program, which expired on March 31, 2026, 1.26 million shares were repurchased for an aggregate $16.0 million beginning in April 2024. The aggregate dollar amount of stock could be repurchased by the Company per fiscal year under the prior program was limited by the provisions of the term loan, which are no longer applicable.

About Lands' End, Inc.

Lands’ End, Inc. (NASDAQ:LE) is a leading digital retailer of solution-based apparel, swimwear, outerwear, accessories, footwear, home products and uniforms. Lands’ End offers products online at www.landsend.com, through third-party distribution channels, our own Company Operated stores and third-party license agreements. Lands’ End also offers products to businesses and schools, for their employees and students, through the Outfitters distribution channel. Lands’ End is a classic American lifestyle brand that creates solutions for life’s every journey.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding the transactions by and among the Company, Lands’ End Direct Merchants, Inc., a wholly owned subsidiary of the Company (together with the Company, “Sellers”), WH Borrower, LLC, WHP Topco, L.P. (“WHP Topco”) and LEWHP LLC, a wholly owned indirect subsidiary of WHP Topco (the “Transactions”) and the related joint venture (“JV”), as well as statements regarding the Company’s plans relating to the Board’s share repurchase authorization and its anticipated impact, the Board and management team’s belief in Company strategy, the path ahead and ability to deliver compelling shareholder value; the Company’s positioning for the future; the impact of repayment of term loan debt, including reduced interest expense and improved balance sheet; and the Company’s ability to evaluate and execute on opportunities to enhance shareholder value and return capital to shareholders. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; global supply chain challenges and their impact on inbound transportation costs and delays in receiving product; disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology; failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; failure to adequately protect against cybersecurity threats or maintain the security and privacy of customer, employee or company information and the impact of cybersecurity events on the Company; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; unseasonal or severe weather conditions; natural disasters, political crises or other catastrophic events; the adverse effect on the Company’s reputation if its independent vendors or licensees do not use ethical business practices or comply with contractual obligations, applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the stock repurchase program may not be executed to the full extent within its duration, due to business or market conditions or Company credit facility limitations; the ability of the Company’s principal stockholders to exert substantial influence over the Company; uncertainty of the expected financial performance of the JV; the effects that a termination of the agreements governing the Transactions may have on the Company, including the possibility that there could be fluctuations in the trading price of the Company’s common stock as a result of the consummation of the Transactions; risks related to the Company’s ability to realize the anticipated benefits of the Transactions, including the possibility that the expected benefits from the Transactions will not be realized or will not be realized within the expected time period; the ability of the JV to implement its business strategy; the effects of the Transactions on relationships with employees, other business partners or governmental entities; negative effects of this announcement, the consummation of the Transactions on the market price of the Company’s common stock and/or the Company’s operating results, including current or future business; risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock; significant transaction costs; risks relating to the occurrence of an IPO, change of control or significant asset sale of WHP Topco (an “exchange event”), which is out of the Company and its stockholders’ control, to realize value from the Company’s exchange rights, and the possibility that such exchange event may never occur, or if it does occur, the possibility that it occurs on unfavorable terms, including economic terms; the possibility that one or more of the agreements governing the Transactions may contain provisions that are difficult to enforce and the possibility of legal disputes between Sellers and WHP Topco and its affiliates that could delay realization of the full benefits of the Transactions; the possibility that any exchange event could be structured in a manner and on terms and conditions that are disadvantageous to the Company and its stockholders; the possibility that the contribution of the Company’s intellectual property into the JV may not achieve the anticipated results, particularly if such intellectual property is not monetized effectively; the risk that WHP Global’s past performance may not be representative of future results; uncertainties relating to the JV’s ability to maintain the Company’s brand name and image with customers; uncertainties relating to the JV’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products; uncertainties regarding the Company’s and the JV’s focus, strategic plans and other management actions; the risk that stockholder litigation in connection with the Transactions or other litigation, settlements or investigations may affect the timing or occurrence of the Transactions or result in significant costs of defense, indemnification and liability; the occurrence of any event that could give rise to termination of the Transactions; risks related to the disruption of management time from ongoing business operations due to the pendency of the Transactions, or other effects of the pendency of the Transactions on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; global economic, political, legislative, regulatory and market conditions (including competitive pressures), evolving legal, regulatory and tax regimes, including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and around the world and the impact of war and other conflicts around the world; and other risks, uncertainties and factors discussed in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2026. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

CONTACTS:

Lands’ End, Inc.

Bernard McCracken

Chief Financial Officer

(608) 935-4100

Investor Relations:

ICR, Inc.

Tom Filandro

(646) 277-1235

Tom.Filandro@icrinc.com